LETTER OF TRANSMITTAL
to Accompany Shares of Common Stock
of
The Korea Fund, Inc.
Tendered Pursuant to the Offer to Repurchase
Dated September 29, 2006

THE OFFER TO REPURCHASE WILL EXPIRE AT MIDNIGHT, EASTERN TIME, ON
OCTOBER 27, 2006, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

The Colbent Corporation

By Registered, Certified or
By First Class Mail:	Express Mail or Overnight Courier:	By Hand:

The Colbent Corporation Attn: Corporate Actions POB 859208 Braintree, MA 02185-9208	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184

To Confirm Receipt of Notice of Guaranteed Delivery:
Facsimile No.: (781) 380-3388
Facsimile Confirmation No.: (781) 843-1833 ext. 200

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN THOSE SHOWN ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW (OR, IN THE CASE OF A NON-U.S. PERSON, THE APPROPRIATE TYPE OF FORM W-8). THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) & Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as	Share(s) Tendered (***)
name(s) appear(s) on share certificate(s).)	(Please attach additional list if necessary.)
Total Number of
Shares Represented
	Share Certificate	by Share	Number of Shares
	Number(s)(*)	Certificate(s)(*)	Tendered(**)

Total Shares Tendered
* Need not be completed by shareholders who tender Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 5.
*** If the Shares being tendered are Shares held by the Transfer Agent pursuant to the Fund’s Dividend Reinvestment Plan, shareholders should so indicate on page 5.

☐	I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF STOCK OF THE FUND AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE PARTICIPATING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. TIMELY DELIVERY IS A CONDITION PRECEDENT TO ACCEPTANCE OF SHARES FOR REPURCHASE AND TO TRANSFER OF THE PORTFOLIO SECURITIES TO PARTICIPATING SHAREHOLDERS PURSUANT TO THE OFFER.

This Letter of Transmittal is to be used: (a) if certificates for Shares (as defined below) are to be forwarded herewith; (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan are to be tendered; or (c) if tenders are to be made by book-entry transfer, to any of the accounts maintained by the Depositary at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedure set forth in Section 4, “Procedures for Tendering Shares for Repurchase,” of the Fund’s Offer to Repurchase, dated September 29, 2006 (the “Offer to Repurchase”). Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertified Shares held by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan) or deliver confirmation of the book-entry transfer of their Shares into the Depositary’s account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to midnight, Eastern time, on the Expiration Date (as defined below) may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 4, “Procedures for Tendering Shares for Repurchase,” of the Offer to Repurchase. See Instruction 2 below under the section entitled “Instructions.” DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _ _

Account Number: _ _

Transaction Code Number: _ _

If the tendered shares are being tendered by a nominee holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made: _ _

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s): _ _

Date of Execution of Notice of Guaranteed Delivery: _ _

Name of Institution That Guaranteed Delivery: _ _

Account Number (if delivered by book-entry transfer): _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to The Korea Fund, Inc., a non-diversified, closed-end management investment company incorporated under the laws of the state of Maryland (the “Fund”), the shares of the Fund’s common stock, $0.01 par value per share (the “Shares”) described below, in exchange for a pro rata portion of the Fund’s portfolio securities (other than securities that are not publicly traded, that would need to be registered under the Securities Act of 1933, as amended, if distributed in the repurchase, that may not be held other than by Korean holders, or that involve the assumption of contractual obligations or trading restrictions) (the “Portfolio Securities”) held in the Fund’s investment portfolio, subject to adjustment for fractional shares and odd lots, at a price equal to 98% of the net asset value (“NAV”) per Share (the “Repurchase Price”) determined as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”), the principal market on which the Shares are traded, on the business day after the day the Offer expires (the “Repurchase Pricing Date”), upon the terms and subject to the conditions set forth in the Offer to Repurchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Repurchase and any amendments or supplements thereto, collectively constitute the “Offer”). The “Expiration Date” of the Offer is midnight, Eastern time, on October 27, 2006, unless the Fund, in its sole discretion, shall have extended the period the Offer is open, in which case “Expiration Date” shall mean the last time and date on which the Offer, as so extended by the Fund, shall expire.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for repurchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after midnight, Eastern time, on the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Repurchase Price; (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date) for transfer on the books of the Fund; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights issued or issuable with respect to such Shares on or after the Expiration Date), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

The undersigned (or the holders of legal title to the Shares if legal and beneficial ownership are held by different persons) further represents and warrants that such party (a) has registered with the Financial Supervisory Service of Korea (the “FSS”); (b) has established a securities account with a Korean licensed broker or a custodian bank (the “Korean Securities Account”) and a U.S. dollar account with a bank outside Korea (the “USD Account, and, collectively with the Korean Securities Account and any shareholder account with DTC, the “Shareholder Accounts”); (c) will provide account and registration information at the time the Shares are presented for repurchase; (d) will complete the Authorization Instruction Form; and (e) will submit certain tax information as a condition to participation in the Offer. The undersigned understands that the Fund is not responsible for any errors or deficiencies in a submission and has no responsibility to notify shareholders of any deficiencies or errors in a submission. (See “Authorization Instructions Regarding the Repurchase Offer by The Korea Fund, Inc.”)

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to midnight, Eastern time, on the Expiration Date in accordance with Section 5, “Withdrawal Rights,” of the Offer to Repurchase. After the Expiration Date, tenders made pursuant to the Offer will be irrevocable except as provided in the Offer to Repurchase.

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND’S TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT PLAN.

☐ YES     ☐ NO

Note: If you do not check either of the boxes above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan will not be tendered.

ODD LOTS
(SEE INSTRUCTION 13)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

☐	Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

☐	Is a broker, dealer, commercial bank, trust company or other nominee that: (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder; and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 4, “Procedures for Tendering Shares for Repurchase,” of the Offer to Repurchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to repurchase any of the Shares tendered hereby, or may accept for repurchase fewer than all of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned requests: (a) the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered”; (b) unless otherwise indicated under “Special Delivery Instructions,” the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered”; and (c) in the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, the return of such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment Plan which may be tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 9)

To be completed ONLY if certificates for Shares not tendered or not repurchased are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificate to:

Name
(Please Print)

Address:

(City, State, Zip Code)

Complete Payer Substitute Form W-9 or appropriate type of Form W-8

(Taxpayer Identification (Social Security) Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 9)

To be completed ONLY if certificates for Shares not tendered or not repurchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate to:

Name
(Please Print)

Address:

(City, State, Zip Code)

REQUIRED CERTIFICATION

THIS SECTION IS TO BE COMPLETED BY ALL PARTICIPATING SHAREHOLDERS. As described in the Offer to Repurchase, in order to tender Shares validly for repurchase pursuant to the Offer, Japan Holders (as defined below) must certify that they have irrevocably instructed their Korean licensed broker to sell the Portfolio Securities for cash immediately upon the transfer of the Portfolio Securities into their designated Korean securities account established with such Korean licensed broker or a custodian bank (the “Korean Securities Account”). All other participating shareholders must certify that they are not Japan Holders.

A Japan Holder, for purposes of the Offer, is any person, broker, dealer, commercial bank, trust company or other record holder of Shares that is:

•	a natural person who is a resident of Japan or receives the Offer to Repurchase in Japan;

•	a corporation, partnership, limited liability company or other entity organized or incorporated under the laws of Japan or of any local government within Japan (collectively, “Japan Entities”);

•	an agency or branch of a non-Japan Entity located in Japan;

•	an estate which is subject to Japanese income tax on all of its income, regardless of the source of such income or the executor of administrator of which is a Japan Holder; or

•	a trust if one or more Japan Holders has authority to control all substantial decisions of the trust or one or more trustees is a Japan Holder.

CHECK HERE TO CERTIFY STATUS AS A NON-JAPAN HOLDER

☐	I hereby represent and warrant that I am NOT a Japan Holder for purposes of the Offer.

CHECK HERE TO CERTIFY STATUS AS A JAPAN HOLDER:

☐	I hereby represent and warrant that I am a Japan Holder for purposes of the Offer. I further represent and warrant that I have irrevocably instructed my Korean licensed broker to sell the Portfolio Securities for cash immediately upon the transfer of the Portfolio Securities into the Shareholder Accounts designated by me.

Name of Participating Shareholder:

AUTHORIZATION INSTRUCTIONS
REGARDING THE REPURCHASE OFFER BY
THE KOREA FUND, INC.

Name of Record Holder or DTC Participant (if shares held in “street name”) (“Record Holder”):

As a condition to participation in the Offer, participating shareholders (or the holders of legal title to the Shares if legal and beneficial ownership are held by different persons) are required to register with the Financial Supervisory Service of Korea (the “FSS”) and to establish a Korean securities account with a licensed Korean broker or a custodian bank (the “Korean Securities Account”) and a U.S. dollar account with a bank outside Korea (the “USD Account” and collectively with the Korean Securities Account and any shareholder account held with DTC, the “Shareholder Accounts”) or to have such accounts already existing, information concerning which is provided below as regards the Record Holder’s Fund shares.

Shareholder Accounts:

1.  Korean Securities Account (for receipt of Korean securities)

•	Name of licensed Korean broker or custodian bank: _ _

•	Address, City and Zip Code:

•	Korean bank BIC Code:

•	Securities Account No.:

•	Account Executive (AE): Mr./Ms.

•	Holder of the Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission (as appearing on the Investment Registration Certificate):

•	Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission:

•	Telephone No. of AE:

•	Telephone No. of Record Holder:

•	E-mail address (if available) of AE:

•	E-mail address (if available) of Record Holder:

2.  Bank Account (U.S. dollar account only) (for receipt of cash)

•	Name of bank: _ _

•	Address, City and Zip Code:

•	Account No.:

•	Account Executive (AE): Mr./Ms.

•	Telephone No. of AE:

•	Telephone No. of Record Holder:

•	E-mail address (if available) of AE:

•	E-mail address (if available) of Record Holder:

3.  DTC Account (for receipt of American Depositary Receipts (“ADRs”))

•	DTC Participant No.: _ _

•	Agent Identification No.:

•	Account No.:

•	Account Contact Name: Mr./Ms.

•	Telephone No. of Account Contact:

•	Telephone No. of Record Holder:

•	E-mail address (if available) of Account Contact:

•	E-mail address (if available) of Record Holder:

Also as a condition to participation in the Offer, participating shareholders (or holders of legal title to the Shares if legal and beneficial ownership are held by different persons) are required to submit certain information to the Fund, which will submit such information to the Korea National Tax Service in connection with filings required for the Fund to be exempt from Korean capital gains taxes in connection with the Offer, which information is provided below.

•	Holder of the Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission (as appearing on the Investment Registration Certificate):

•	Foreign Investment Identification Number issued by the Korean Financial Supervisory Commission:

•	Name of Holder of Legal Title to the Shares:

•	Address of Holder of Legal Title to the Shares:

•	Tax Identification Number of Holder of Legal Title to the Shares:

•	If Holder of Legal Title is not an individual, Chief Executive Officer or other senior authorized representative of such Holder:

I hereby certify that the information above is correct and accurate and that I am the registered and authorized holder and signatory under such Shareholder Accounts.

I represent that none of the Fund, its Manager, Subadviser, Subcustodian, Information Agent or Depositary, or any of their agents or representatives (the “Parties”), assumes any responsibility and/or liability for any errors or deficiencies regarding the Shareholder Accounts. In the event that my Korean licensed broker or custodian bank or the bank at which I have my USD Account does not accept for deposit into my Shareholder Accounts any Portfolio Securities and cash for any reason whatsoever, none of the Parties will be held responsible.

I hereby:

(1) authorize my Korean licensed broker or custodian bank or the bank at which I have my USD Account to provide any required information requested by the Fund’s Manager, Subadviser, or any of its agents or representatives, that would allow them to validate the Shareholder Accounts information and, if necessary, cause my Korean licensed broker or custodian bank, party that will receive ADRs, or the bank at which I have my USD Account to provide the above-mentioned information;

(2) instruct my Korean licensed broker or custodian bank, the bank at which I have my USD Account and party that will receive ADRs to accept for deposit ON A “RECEIVE FREE” BASIS any Portfolio Securities and cash distributed in response to my participation in the Offer;

(3) acknowledge that the Korean counterparty that will transfer to my Shareholder Accounts the Portfolio Securities will be Citibank Korea, Inc. on behalf of Brown Brothers Harriman & Co., the Fund’s subcustodian in Korea. The Portfolio Securities will be transferred through the book-entry system maintained by the Korea Securities Depositary, and in the case of ADRs, DTC. The cash will be transferred from Citibank, N.A., New York, on behalf of Brown Brothers Harriman & Co., the Fund’s subcustodian in the United States, to my USD Account; and

(4) acknowledge that my Korean licensed broker or custodian bank or the bank at which I have my USD Account and DTC or other party receiving ADRs will be the party that will confirm to me the transfer of my pro rata portion of Portfolio Securities and cash into my account.

I hereby irrevocably release the parties from any liability in connection with any communications between any of them and my Korean licensed broker or custodian bank or the bank at which I have my USD Account and the establishment of the Shareholder Accounts with my Korean licensed broker or custodian bank, party that will receive ADRs, or the bank at which I have my USD Account.

Record Holder Name:

Signature:

Date:

SIGN HERE
(IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)

(Signature(s) of Shareholder(s))

Dated: _ _

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s):

(Please Print)

Capacity (Full Title):

Address:

City                                                                                                  State                                                                             Zip Code

Area Code and Telephone Number:

Employer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 6)

Authorized Signature(s):

Name:
(Please Print)

Name of Firm:

Address:

City                                                                                                  State                                                                             Zip Code

Date: _ _

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Signature Guarantees.  No signature guarantee on this Letter of Transmittal is required if: (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (including, for purposes of this document, any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” herein; or (b) the Shares tendered are tendered for the account of a firm (an “Eligible Institution”) which is a broker, dealer, commercial bank, credit union, savings association or other entity and which is a member in good standing of a stock transfer association’s approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be used only: (a) if certificates are to be forwarded herewith; (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment plan are to be tendered; or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 4, “Procedures for Tendering Shares for Repurchase,” of the Offer to Repurchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary’s account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and all other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to midnight, Eastern time, on the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to midnight, Eastern time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to midnight, Eastern time, on the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 4, “Procedures for Tendering Shares for Repurchase,” of the Offer to Repurchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Depositary prior to 5:00 p.m., Eastern time, on the third NYSE trading day after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 4, “Procedures for Tendering Shares for Repurchase,” of the Offer to Repurchase.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES OF SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE PARTICIPATING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED HEREIN, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. Shareholders have the responsibility to cause: (a) tender of their Shares for repurchase (in proper certificated or uncertificated form); (b) the timely delivery of a properly completed Letter of Transmittal (or a copy or facsimile thereof) (including original signature(s) and the original of any required signature guarantee(s)); and (c) the timely delivery of all other documents required by the Letter of Transmittal. Timely delivery is a condition precedent to acceptance of Shares for repurchase and to payment of the Portfolio Securities pursuant to the Offer.

No alternative, conditional or contingent tenders will be accepted. All participating shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for repurchase of Shares.

3. Lost Certificates.  In the event that any shareholder is unable to deliver to the Depositary the Fund certificate(s) representing his, her or its Shares due to the loss or destruction of such certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the shareholder should also contact Scudder Investments Service Company, the Fund’s transfer agent (the “Transfer Agent”), at (800) 294-4366, to report the lost or destroyed certificates. The Transfer Agent will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost or destroyed certificates will be processed only after such documentation has been submitted to and approved by the Transfer Agent.

4. Inadequate Space.  If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

5. Partial Tenders and Unpurchased Shares.  (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled “Number of Shares Tendered” under the “Description of Shares Tendered” section. In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the “Special Payment Instructions” or “Special Delivery Instructions” boxes in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

6. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

(b) If any tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

(c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

(d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or repurchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

(e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

(f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

7. Korean Securities Transaction Tax and U.S. Securities Transfer Taxes.  No Korean securities transaction tax or U.S. securities transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Korean securities transaction tax and any other securities transfer taxes, if any, to be paid by participating shareholders with respect to the transfer of Portfolio Securities shall be deducted directly from each participating shareholder’s proceeds from the repurchase pursuant to the Offer. If (in the circumstances permitted by the Fund’s Offer to Repurchase) Shares not tendered or not repurchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any U.S. securities transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8. Tender of More than 2,696,734 Shares.  If more than 2,696,734 Shares are duly tendered pursuant to the Offer (and not withdrawn as provided in Section 5, “Withdrawal Rights,” of the Offer to Repurchase), the Fund, subject to the conditions listed in Section 3, “Certain Conditions of the Offer,” of the Offer to Repurchase, will repurchase Shares from participating shareholders, in accordance with the terms and conditions specified in the Offer to Repurchase, on a pro rata basis (disregarding fractions), based upon the number of Shares duly tendered by or on behalf of each shareholder (and not timely withdrawn); provided that the Fund will exclude from such pro-rata reduction and will accept all Shares duly tendered by any shareholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who properly tenders all such Shares by means of this Letter of Transmittal. Certificates representing Shares tendered but not repurchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the participating shareholder. The Fund does not intend to increase the number of Shares offered for repurchase, even if more than 2,696,734 Shares are tendered by all shareholders in the aggregate.

9. Special Payment and Delivery Instructions.  If certificates for Shares not tendered or not repurchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

10. Determinations of Validity.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in proper form or to refuse to accept for payment, repurchase, or pay for, any Shares, if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in any tender, whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

11. Requests for Assistance and Additional Copies.  Requests for assistance should be directed to, and additional copies of the Offer to Repurchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide shareholders, upon request, with a Certificate of Foreign Status (Form W-8BEN or other appropriate type of Form W-8).

12. Backup Withholding.  Each participating U.S. shareholder must provide the Depositary with the shareholder’s taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding. FAILURE OF A PARTICIPATING U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH A COMPLETED FORM W-9 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO REPURCHASE SUCH SHAREHOLDER’S SHARES.

Each participating Non-U.S. shareholder must submit a properly executed Certificate of Foreign Status (Form W-8BEN or other appropriate type of Form W-8 along with any required attachment, if any), signed under penalties of perjury, attesting to that person’s exempt status. Copies of Form W-8BEN are provided with this Letter of Transmittal. Other types of Form W-8 can be found on the IRS website at www.irs.gov/formspubs/index.html. FAILURE OF A PARTICIPATING NON-U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH THE APPROPRIATE COMPLETED FORM W-8 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO REPURCHASE SUCH SHAREHOLDER’S SHARES.

Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on IRS Form W-9.

13. Odd Lots.  As described in Section 1, “Price; Number of Shares,” of the Offer to Repurchase, the Fund will repurchase Shares validly tendered and not properly withdrawn prior to the Expiration Date by any shareholder who owns beneficially or of record an aggregate of not more than 99 Shares and who tenders all such Shares by means of this Letter of Transmittal. This preference will not be available unless the item captioned “Odd Lots” is completed.

14. U.S. Dollar Bank Account.  In order to receive any cash from the Fund in addition to Portfolio Securities, each participating shareholder must open a U.S. dollar account at a bank outside Korea into which to deposit the U.S. dollar proceeds. Each participating shareholder should consult with their adviser regarding the procedure for opening such an account.

15. Copy of the Investment Registration Certificate issued by the Korean Financial Supervisory Commission.  Participating shareholders must attach a copy of their investment registration certificate issued by the Korean Financial Supervisory Commission to the completed Authorization Instructions Form.

SUBSTITUTE (optional) FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name Address PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Account number(s) (optional) Social Security Number OR Employer Identification Number If awaiting TIN, check box: ☐

PART 2 — Certification.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

Certification Instruction. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return.

Signature:_ _ Date:_ _

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE A TAXPAYER IDENTIFICATION NUMBER BUT HAVE APPLIED OR WILL APPLY FOR A TAXPAYER IDENTIFICATION NUMBER AND HAVE NOT YET RECEIVED IT.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me and either: (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office; or (b) I intend to mail to deliver such an application in the near future. I understand that if I do not provide a TIN within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

Signature	Date

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

IMPORTANT: This Letter of Transmittal (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to midnight, Eastern time, on the Expiration Date, at the appropriate address set forth below:

The Depositary for the Offer is: The Colbent Corporation

By Registered, Certified or Express Mail or
By First Class Mail:	Overnight Courier:	By Hand:
The Colbent Corporation Attn: Corporate Actions POB 859208 Braintree, MA 02185-9208	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184	The Colbent Corporation Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184

Questions or requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Repurchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

GEORGESON INC.
17 State Street
New York, NY 10004
Toll Free: (800) 843-0369
Call Collect: (212) 440-9800